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                                   EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Meridian Bioscience, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2004 (the "Report"), the undersigned officers of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. Motto
--------------------------
William J. Motto
Chairman of the Board and
Chief Executive Officer
February 9, 2005

/s/ Melissa Lueke
--------------------------
Melissa Lueke
Vice President and
Chief Financial Officer
February 9, 2005